DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Corporate Credit Fund

Diamond Hill High Yield Fund

(Each a Fund or Series of Diamond Hill Funds)

Supplement Dated January 3, 2017 to

Statement of Additional Information Dated February 28, 2016

Effective January 1, 2017, Diamond Hill Capital Management, Inc., the Adviser for the Diamond Hill Funds, reduced its management fee for the (i) Diamond Hill Mid Cap Fund (the “Mid Cap Fund”) from an annual rate of 0.65% to 0.60% of the Mid Cap Fund’s average daily net assets, (ii) Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”) from an annual rate of 1.00% to 0.95% of the Research Opportunities Fund’s average daily net assets, and (iii) Diamond Hill Financial Long-Short Fund (“F-LS Fund”) from 1.00% to 0.95% of the F-LS Fund’s average daily net assets.

Accordingly, this Statement of Additional Information is revised as follows:

Under the section titled “The Investment Adviser,” on page 33, the table reflecting the annual fee that each of the Funds is obligated to pay the Adviser as compensation for its management services is updated to change the management fee for the (i) Mid Cap Fund from 0.65% to 0.60%, (ii) Research Opportunities Fund from 1.00% to 0.95%, and (iii) F-LS Fund from 1.00% to 0.95%.

This Supplement and the prospectus dated February 28, 2016, and Statement of Additional Information dated February 28, 2016, provide the information a prospective investor ought to know before investing and should be retained for future reference.